1 SILVER BAY REALTY TRUST CORP. F i r s t Q u a r t e r 2 0 1 5 E a r n i n g s P r e s e n t a t i o n

2 S A F E H A R B O R S T A T E M E N T F O R W A R D - L O O K I N G S T A T E M E N T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include: adverse economic or real estate developments in Silver Bay’s markets; defaults on, early terminations of or non-renewal of leases by residents; difficulties in identifying properties to acquire and completing acquisitions; increased time and/or expense to gain possession and renovate properties; increased vacancy, resident turnover, or turnover costs; Silver Bay’s ability to control or reduce operating expenses, including repairs and maintenance expense and other costs such as real estate taxes, homeowners’ association fees, insurance and other costs outside the Company’s control; Silver Bay’s failure to successfully operate its properties; Silver Bay’s ability to obtain financing arrangements; Silver Bay’s failure to meet the conditions to draw under the revolving credit facility; maintenance or capital improvement costs related to the portfolio acquired from The American Home (the “Portfolio”) that exceed Silver Bay's assumptions, defaults among residents of the Portfolio that exceed Silver Bay's assumptions, difficulties with successfully integrating the Portfolio into Silver Bay’s existing portfolio; the Company’s ability to hire and retain skilled managerial, investment, financial and operational personnel; the Company’s ability to perform under the covenants of its revolving credit facility and securitization loan; general volatility of the markets in which it participates; interest rates and the market value of Silver Bay’s assets; the impact of changes in governmental regulations, tax law and rates, and similar matters. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission (“SEC”). All subsequent written and oral forward looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

3 Q1 – 2015 HIGHLIGHTS  Stabilized occupancy reached its highest level since the Company’s formation at 96%  Total revenue increased 8% on a sequential quarter basis to $22.3 million  Net operating income (“NOI”)(1) again outpaced revenue, growing 9% to $11.9 million  Core Funds from Operations (“Core FFO”)(1) in line with the Company’s expectations at $0.12 per share  Increased dividend by 50% to $0.09 per share  Achieved more than 3.5% rental increases on renewals for the quarter, with some markets as high as 4.5%  Excellent resident retention with trailing twelve months turnover below 30% (1) NOI and Core FFO are non-GAAP financial measures. Core FFO per share amounts are based upon weighted average common shares and common units of the Operating Partnership for the respective periods. See the non-GAAP reconciliation included in the appendix.

4 SILVER BAY PORTFOLIO AND INFRASTRUCTURE DENOTES INTERNALLY MANAGED MARKET NORTHERN CA 384 SOUTHERN CA 151 LAS VEGAS 291 PHOENIX 1,424 TUCSON 209 DALLAS 504 HOUSTON 122 SOUTHEAST FLORIDA 386 JACKSONVILLE 451 COLUMBUS 284 PLYMOUTH CORPORATE HEADQUARTERS ATLANTA 2,738 CHARLOTTE 701 TAMPA 1,081 ORLANDO 516 MORE THAN 9,200 PROPERTIES AS OF APRIL 30, 2015 TAH TRANSACTION  Increased the number of homes in our portfolio by 35% and expanded our presence in Atlanta, Charlotte, Tampa and Orlando  2,373 homes acquired as of April 1st had an average monthly rent of approximately $960 and an occupancy rate of 93%  Expected net yields of 5.5% to 6.0% based on underwriting * Property counts in each market shown are as of April 30, 2015.

5 Q1 - 2015 OPERATIONAL AND FINANCIAL SUMMARY  Acquired 85 properties in the Atlanta, Charlotte, Dallas, Jacksonville, Orlando and Southeast Florida markets  Increased stabilized occupancy by two percentage points quarter- over-quarter to 96%  Increased aggregate occupancy by six percentage points quarter- over-quarter to 92%  Total revenue increased 8% quarter-over-quarter to $22.3 million  NOI(1) up 9% on a sequential quarter basis to $11.9 million  Core FFO(1) of $0.12 per share  Property operating and maintenance expense of $4.4 million, or 20% as a percentage of total revenue, compared to 23% for the prior quarter  Property management expense of $2.1 million, or 10% as a percentage of total revenue (1) NOI and Core FFO are non-GAAP financial measures. Core FFO per share amounts are based upon weighted average common shares and common units of the Operating Partnership for the respective periods. See the non-GAAP reconciliation included in the appendix. 93% 95% 95% 94% 94% 96% 0% 20% 40% 60% 80% 100% Q4 - 2013 Q1 - 2014 Q2 - 2014 Q3 - 2014 Q4 - 2014 Q1 - 2015 $16.7 $18.1 $19.2 $20.0 $20.7 $22.3 Q4 - 2013 Q1 - 2014 Q2 - 2014 Q3 - 2014 Q4 - 2014 Q1 - 2015 TOTAL REVENUE ($ IN MILLIONS) STABILIZED OCCUPANCY

6 A P P E N D I X

7 P O R T F O L I O O V E R V I E W A N D H PA P R O P E R T I E S B Y S T A T E A S O F M A R C H 3 1 , 2 0 1 5 (1) ‘‘Other’ category consists of properties within the following states: Nevada, Ohio and North Carolina. (2) “MSA” means Metropolitan Statistical Areas, which is generally defined as one or more adjacent counties or county equivalents that have at least one urban core area of at least a 50,000-person population, plus adjacent territory that has a high degree of social and economic integration with the core as measured by commuting ties. Peak refers to highest historical home prices in a particular market prior to the start of the housing recovery. Trough refers to lowest home prices in a particular market since the peak. MSA used for Northern California is Fairfield-Vallejo, which most closely approximates the geographic area in which we purchase homes in Northern California. This MSA is comprised of Solano County and the most populous cities in the MSA are Vallejo, Fairfield, Vacaville, Suisun and Benicia. MSA used for Southern California is Riverside-San Bernardino-Ontario. This MSA is comprised of Riverside and San Bernardino Counties and the most populous cities in the MSA are Riverside, San Bernardino, Fontana and Moreno Valley. MSA used for Southeast FL is Fort Lauderdale-Pompano Beach-Deerfield Beach, FL. MSA used for Dallas is Fort Worth-Arlington. FL 31% AZ 24% GA 16% TX 9% CA 8% Other 12% M S A H O M E P R I C E A P P R E C I A T I O N ( “ H P A ” )(2) S O U R C E : C O R E L O G I C A S O F F E B R U A R Y 2 0 1 5 MARKET HPA (Peak to Trough)(2) HPA (Peak to Current) HPA (Prior 12 months) HPA (Prior 3 months) Phoenix, AZ -53% -29% 3% 1% Tucson, AZ -42% -31% 2% 1% Northern CA(2) -58% -33% 7% --% Southern CA(2) -53% -30% 5% 1% Jacksonville, FL -41% -29% 6% --% Orlando, FL -55% -37% 3% --% Southeast FL(2) -53% -35% 6% 1% Tampa, FL -48% -33% 5% --% Atlanta, GA -34% -8% 7% --% Charlotte, NC -17% 5% 6% 3% Las Vegas, NV -60% -38% 6% --% Columbus, OH -18% -4% 6% -1% Dallas, TX(2) -13% 7% 7% 1% Houston, TX -13% 17% 10% 3% NATIONAL -32% -12% 6% 1% (1)

8 ESTIMATED PORTFOLIO AND ESTIMATED NET ASSET VALUE Estimated Portfolio Value and Estimated Net Asset Value (“NAV”) are non-GAAP financial measures. Silver Bay provides the Estimated Portfolio Value and Estimated NAV and believes such metrics are useful as additional tools for investors seeking to value the Company. These metrics should be considered along with other available information in valuing and assessing Silver Bay, including the Company’s GAAP financial measures or other cash flow or yield metrics and should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as a measure of the Company’s profitability or liquidity. A description of the Company’s Automated Valuation Model (“AVM”) along with certain assumptions and limitations related to its AVM and its calculations of Estimated Portfolio Value and Estimated NAV can be found on the Company’s website at www.silverbayrealtytrustcorp.com in the Investor Relations section under the non-GAAP Reconciliations link. The following is a reconciliation of the Company’s investments in real estate to Estimate Portfolio Value and book value to Estimated NAV: (1) Per share amounts are based upon common shares outstanding of 36,363,059 plus 2,231,511 common units for a total of 38,594,570 fully diluted shares outstanding as of March 31, 2015. (2) Difference between AVM derived value of the Company’s portfolio of properties of $1.1 billion which assumes all properties are fully renovated, and net investments in real estate. (3) Estimated renovation reserve is calculated on properties in the portfolio that are not currently stabilized and for which the initial renovation has not been completed. (4) Book value as defined by U.S. generally accepted accounting principles (“GAAP”) represents total assets less total liabilities and less preferred stock in mezzanine or total equity. (AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA) MARCH 31, 2015 AMOUNT PER SHARE(1) Investments in real estate, gross $ 967,424 $ 25.06 Accumulated depreciation (49,890) (1.29) Investments in real estate, net 917,534 23.77 Add: Increase in estimated fair market value of investments in real estate(2) 191,490 4.96 Less: Estimated Renovation Reserve(3) (1,685) (0.04) Estimated Portfolio Value $ 1,107,339 $ 28.69 Book value(4) $ 586,326 $ 15.19 Less: Investments in real estate, net (917,534) (23.77) Add: Estimated Portfolio Value 1,107,339 28.69 Estimated Net Asset Value $ 776,131 $ 20.11

9 N E T O P E R A T I N G I N C O M E Net operating income (“NOI”) is a non-GAAP financial measure defined by the Company as total revenue less property operating and maintenance, real estate taxes, homeowners’ association fees, property management expenses, and certain other non-cash or unrelated non-operating expenses. NOI excludes depreciation and amortization, the former advisory management fees, portfolio acquisition expense, general and administrative expenses, share-based compensation, interest expense, and other non-comparable items as applicable. Additionally, NOI excludes certain property management add backs such as the former 5% property management fee payable prior to the Internalization because it more closely represented additional advisory management fee, expensed acquisition fees and costs, and certain other property management costs. The Company considers NOI to be a meaningful financial measure when considered with the financial statements determined in accordance with GAAP. The Company believes NOI is helpful to investors in understanding the core performance of our real estate operations. The following is a reconciliation of the Company’s NOI to net loss as determined in accordance with GAAP (amounts in thousands): THREE MONTHS ENDED MARCH 31, 2015 MARCH 31, 2014 Net loss $ (3,841) $ (4,365) Depreciation and amortization 7,111 6,145 Advisory management fee - affiliates - 2,201 Portfolio acquisition expense 755 - General and administrative 4,050 1,919 Share-based compensation 497 198 Interest expense 3,486 2,327 Other (266) 411 Property operating and maintenance add back: Market ready costs prior to initial lease and other 84 89 Property management add backs - 298 Net operating income $ 11,876 $ 9,223 Net operating income as a percentage of total revenue 53.4% 50.9%

10 FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS Funds From Operations (“FFO”) is a non-GAAP financial measure that the Company believes, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding its performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (loss), computed in accordance with GAAP, excluding gains or losses from sales of, and impairment losses recognized with respect to, depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated on the same basis to determine FFO. Core Funds From Operations (“Core FFO”) is a non-GAAP financial measure that the Company uses as a supplemental measure of its performance. The Company believes that Core FFO is further helpful to investors as it provides a more consistent measurement of its performance across reporting periods by removing the impact of certain items that are not comparable from period to period. The Company adjusts FFO for expensed acquisition fees and costs, including those associated with the portfolio of properties acquired from the American Home, certain fees and expenses related to its securitization transaction, share-based compensation, write-offs of expenses associated with changes in debt structure, and certain other non-comparable costs to arrive at Core FFO. FFO and Core FFO should not be considered alternatives to net income (loss) or net cash flows from operating activities, as determined in accordance with GAAP, as indications of the Company's performance or as measures of liquidity. These non-GAAP measures are not necessarily indicative of cash available to fund future cash needs. In addition, although the Company uses these non-GAAP measures for comparability in assessing its performance against other REITs, not all REITs compute these non-GAAP measures in the same manner. Accordingly, there can be no assurance that the Company's basis for computing these non-GAAP measures is comparable with that of other REITs. This is due in part to the differences in capitalization policies used by different companies and the significant effect these capitalization policies have on FFO and Core FFO. Real estate costs which are accounted for as capital improvements are added to the carrying value of the property and depreciated over time whereas real estate costs that are expenses are accounted for as a current period expense. This affects FFO and Core FFO because costs that are accounted for as expenses reduce FFO and Core FFO. Conversely, real estate costs associated with assets that are capitalized and then subsequently depreciated are excluded from the calculation of FFO and Core FFO. FFO and Core FFO are calculated on a gross basis and, as such, do not reflect adjustments for the noncontrolling interests - Operating Partnership. The following table sets forth a reconciliation of net loss as determined in accordance with GAAP and the Company's calculations of FFO and Core FFO for the three months ended March 31, 2015 and 2014. Also presented is information regarding the weighted-average number of shares of common stock and common units of the Operating Partnership outstanding used for the computation of FFO and Core FFO per share (amounts in thousands, except share and per-share amounts): THREE MONTHS ENDED MARCH 31, 2015 THREE MONTHS ENDED MARCH 31, 2014 Net loss $ (3,841) $ (4,365) Depreciation and amortization 7,111 6,145 Other (286) 295 Funds from operations $ 2,984 $ 2,075 Adjustments: Portfolio acquisition expense 755 - Acquisition fees and costs expensed and other - 60 Securitization fees and costs expensed(1) - 110 Share-based compensation 497 198 Market ready costs prior to initial lease and other 84 89 System implementation costs - 124 Write-off of deferred financing fees 31 - Amortization of discount on securitization loan 75 - Other(2) 64 - Core funds from operations $ 4,490 $ 2,656 FFO $ 2,984 $ 2,075 Preferred stock distributions (25) (25) FFO available to common shares and units $ 2,959 $ 2,050 Core FFO $ 4,490 $ 2,656 Preferred stock distributions (25) (25) Core FFO available to common shares and units $ 4,465 $ 2,631 Weighted average shares and units outstanding(3) 38,660,320 38,542,728 FFO per share $ 0.08 $ 0.05 Core FFO per share $ 0.12 $ 0.07 (1) Represents non-capitalizable costs related to our securitization transaction for personnel and other matters. (2) Non-comparable costs from prior periods. (3) Represents the weighted average of common shares and common units in the Operating Partnership outstanding for the periods presented.

11 3300 FERNBROOK LANE NORTH| SUITE 210 | PLYMOUTH | MN | 55447 P: 952.358.4400 | E: INVES TO RS@ SILVERBAYMGMT .C OM